                                                                   Exhibit 10(a)


                               AMENDMENT NO. 10 TO
                                CREDIT AGREEMENT

          THIS AMENDMENT NO. 10 TO CREDIT AGREEMENT (this "Amendment No. 10"), dated as of October 31, 1995, is by and among NatWest Bank N.A. (as successor to National Westminster Bank USA, the "Bank"), Square Industries, Inc., a New York corporation (the "Borrower"), and 808 Square Corp., a New York corporation ("808 Corp.").

                                    RECITALS:

          WHEREAS, the Bank, the Borrower and 808 Corp. have previously entered into that certain Credit Agreement dated July 5, 1988, as amended by Amendment No. 1 thereof dated July 26, 1988, Amendment No. 2 thereof dated as of February 28, 1990, Amendment No. 3 thereof dated April 18, 1990, Amendment No. 4 thereof dated as of April 30, 1990, Amendment No. 5 thereof dated as of February 28, 1991, Amendment No. 6 thereof dated June 4, 1992, Amendment No. 7 thereof dated as of February 28, 1993, Amendment No. 8 thereof dated as of February 28, 1994 and Amendment No. 9 thereof dated as of October 11, 1994 (as amended, the "Credit Agreement"), pursuant to which the Bank agreed to make loans to and issue letters of credit for the account of the Borrower and 808 Corp.;

          WHEREAS, the obligations of the Borrower and 808 Corp. under the Credit Agreement are guaranteed by certain subsidiaries of the Borrower (the "Subsidiary Guarantors");

          WHEREAS, the Borrower and 808 Corp. desire that the Credit Agreement be amended in certain respects;

          WHEREAS, the Bank is willing to amend the Credit Agreement upon the terms and subject to the conditions of this Amendment No. 10; and

          WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              ARTICLE 1 AMENDMENTS

         Subject to the satisfaction of the conditions contained in Article 5 hereof, effective as of the Tenth Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

         1.01.  Article 1 of the Credit Agreement is hereby amended by:

         (a) Deleting the definition of "Credit Loan Termination Date" in its entirety and replacing it with the following:

                  ""Credit Loan Termination Date" - December 31, 1998"

          (b) Deleting the definition of "Excess Cash Flow" in its entirety and replacing it with the following:

                  ""Excess Cash Flow" - for any fiscal year or calendar quarter of the Borrower, the Cash Flow in excess of the Projected Cash Flow for such fiscal year or quarter set forth or reflected in the Borrower's financial projections attached as Exhibit 2.5(e) hereto ("Projected Cash Flow"). For each calendar quarter during 1997 and during 1998 the Projected Cash Flow shall be set forth on a schedule to be prepared by the Borrower and delivered to the Bank at least 30 days prior to the relevant calendar quarter, provided however, that the Projected Cash Flows for the four calendar quarters of each of 1997 and 1998 do not exceed the Projected Cash Flow for that year as set forth in Exhibit 2.5(e)."

          (c) Adding thereto the following definitions in the appropriate alphabetical order:

                  ""Amendment No. 10" - Amendment No. 10 To Credit Agreement dated as of the Tenth Amendment Closing Date by and among the Borrower, 808 Corp. and the Bank."

                  ""Cash Flow" - for any quarter or fiscal quarter or any fiscal year of the Borrower and its subsidiaries, the net cash flow as determined in accordance with generally accepatable accounting principles including paid interest on Indebtedness less the sum of (i) principal payment on Indebtedness, (ii) capital expenditures, (iii) lease renewal and replacement costs, and (iv) real estate and income tax payments."

                  ""Projected Cash Flow" - for any fiscal quarter, as defined under "Excess Cash Flow.""

                  ""Tenth Amendment Closing Date" - October 31, 1995."

         1.02. Subsection 2.1(a) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(a) The Borrower and the Bank acknowledge and agree that as of the Tenth Amendment Closing Date the Borrower has outstanding loans (individually, a "Credit Loan" and collectively the "Credit Loans") in the aggregate principal amount of $11,758,452.70 and outstanding Letters of Credit in the aggregate face amount of $1,025,000.00, owing to the Bank and which shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. The Borrower and the Bank further acknowledge and agree that the Commitment of the Bank has terminated as of the Tenth Amendment Closing Date and the Bank is no longer obligated to made or advance any additional Credit Loans or Letters of Credit, provided that any Letter of Credit existing on the Tenth Amendment Closing Date may, at the option of the Borrower so long as no Default or Event of Default has occurred and is continuing, be extended to a date prior to the Credit Loan Termination Date."

         1.03. Subsection 2.1(b) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(b) The Borrower and the Bank acknowledge and agree that as of the Tenth Amendment Closing Date the Borrower has outstanding a term loan (the "Square Term Loan") in the aggregate principal amount of $1,688,100.00 owing to the Bank which shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents."

          1.04. Subsection 2.1(d) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(d) Subject to the terms of this Agreement, the Credit Loans may be repaid at any time and from time to time, in whole or in part, without premium or penalty, and any amount so repaid may not be reborrowed."

          1.05. Subsection 2.1(e) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(e) [intentionally omitted]"

          1.06. Subsection 2.5(e) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(e) Not later than twenty one (21) days after each fiscal quarter of the Borrower, the Borrower shall repay the Credit Loans in an amount equal to fifty percent (50%) of any Excess Cash Flow, if any, for such fiscal quarter. Any such repayments shall be applied to the remaining scheduled principal installments of the Credit Loans in the inverse order of maturity. In the event the Borrower's Cash Flow in any fiscal quarter is less than the Projected Cash Flow for such fiscal quarter (any such difference being referred to as a "Cash Flow Deficit"), the Borrower may carry forward the Cash Flow Deficit to any succeeding fiscal quarters and apply such Cash Flow Deficit to reduce the Excess Cash Flow for any such succeeding fiscal quarter."


          1.07. Subsection 2.8(a) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(a) The Borrower shall pay to the Bank the principal amount of the Credit Loans on the dates and in the amounts as follows:

                  Payment Date           Amount
                  ------------           ------
                  June 30, 1998          $61,900.00
                  September 30, 1998     $150,000.00
                  December 31, 1998      $11,546,552.70 or the then outstanding
                                                        principal amount of the
                                                        Credit Loans"
                                       -4-

         1.08. Subsection 2.8(b) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(b) The Borrower shall pay to the Bank the principal amount of the Square Term Loan on the dates and in the amounts as follows:

               Payment Date                   Amount
               ------------                   ------
               June 30, 1996                  $250,000.00
               September 30, 1996             $250,000.00
               December 31, 1996              $250,000.00
               March 31, 1997                 $250,000.00
               June 30, 1997                  $150,000.00
               September 30, 1997             $150,000.00
               December 31, 1997              $150,000.00
               March 31, 1998                 $150,000.00
               June 30, 1998                  $ 88,100.00"

          1.09. Subsection 2.9(a) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(a) The Borrower and the Bank acknowledge and agree that as of the Tenth Amendment Closing Date the aggregate amount of accrued and unpaid interest on the Credit Loans is $514,006.79 (the "Credit Loan Prior Interest"), that $191,900.79 of the Credit Loan Prior Interest has been paid by the Borrower to the Bank on the Tenth Amendment Closing Date and that the Borrower will pay to the Bank the unpaid portion the Credit Loan Prior Interest on the dates and in the amounts as follows:

              Payment Date                     Amount
              January 31, 1996                 $107,369.00
              February 28, 1996                $107,369.00
              March 31, 1996                   $107,368.00

         Commencing on November 1, 1995, the unpaid principal amount of the Credit Loans shall accrue interest for the period commencing on November 1, 1995 until the Credit Loans shall be paid in full, unless adjusted as provided below, at a rate per annum equal to the Prime Rate plus two percent (2.0%) (the "Existing Rate").

                  Borrower shall engage an independent consultant who is acceptable to the Bank (the "Consultant") (the firm of Ballenger, Budetti and Associates LLP is acceptable to the Bank) to determine whether reductions in the operating and general and administrative costs of the Borrower and its subsidiaries (collectively for purposes of this Section 2.9(a) and Section 2.9(b), the "Borrower") of $500,000 (the "Threshold Amount") or more have been effected from those incurred in 1994. The determination shall be in the form of a comparison of the annualized (i) costs of operations for the quarter ended December 31, 1994 for the parking locations operated by the Borrower during that quarter (the "1994 Locations") and (ii) general and administrative expenses of the Borrower for the quarter ended December 31, 1994 as compared (a) with respect to calendar 1995, the annualized costs of operations of the 1994 Locations and general and administrative costs of the Borrower during the quarter ended December 31, 1995; (b) with respect to 1996, the annualized costs of operations of the 1994 Locations and general and administrative costs of the Borrower during the quarter ended December 31, 1996 and (c) with respect to 1997, the annualized costs of operations of the 1994 Locations and general and administrative costs of the Borrower during the quarter ended December 31, 1997. The comparison shall take into consideration inter alia, payroll costs, including overtime, and the discontinuation or termination of unprofitable 1994 Locations, but shall not include with respect to general and administrative expenses, extraordinary items and the costs incurred with respect to the negotiation and execution of Amendment No. 10 and the costs incurred, including the commitment fee, in seeking and negotiating a proposed secured loan from Greyrock Capital Group Co., Inc.

                  On the last day of each month, commencing on November 30, 1995, the Borrower shall pay the Bank accrued interest on the unpaid principal amount of the Credit Loans at a rate per annum equal to four (4.0%) (the "Current Pay Rate"), with the unpaid portion of the accrued interest for each month to be deferred (such portion of deferred and unpaid interest, the "Deferred Interest") until paid or forgiven as provided below. In the event that the reduction in the operating costs and general and administrative expenses for calendar 1995 as determined above is at least the Threshold Amount, then (i) the amount of Deferred Interest for the period from November 1, 1995 to December 31, 1995 shall be forgiven and shall no longer be payable by the Borrower and (ii) the unpaid principal amount of the Credit Loans shall accrue interest for the period commencing as of January 1, 1996 until the Credit Loans shall be paid in full, unless adjusted as provided below, at a rate per annum equal to the Prime Rate (the "Reduction Rate"), with accrued interest payable by the Borrower to the Bank on the last day of each month at the Current Pay Rate and with the unpaid portion of the accrued interest for each month being deferred as Deferred Interest until paid or forgiven as provided below; provided, however, that if the cost reduction was less than the Threshold Amount, then (A) no adjustment to the Existing Rate shall occur and (B) all Deferred Interest for the period from November 1, 1995 to December 31, 1995 shall be due and payable in full on the last day of the month in which the determination by the Consultant is delivered to the Bank. During 1996 the Borrower shall continue to pay accrued interest on the last day of each month at the Current Pay Rate, with any Deferred Interest from and after January 1, 1996 being paid or forgiven as provided below. In the event that the reduction in the operating costs and general and administrative expenses for 1996 as determined above is at least the Threshold Amount plus $100,000, then (i) the amount of Deferred Interest for the period from January 1, 1996 to December 31, 1996 shall be forgiven and shall no longer be payable by the Borrower and (ii) the unpaid principal amount of the Credit Loans shall accrue interest for the period commencing as of January 1, 1997 until the Credit Loans shall be paid in full, unless adjusted as provided below, at the Reduction Rate, with accrued interest payable by the Borrower to the Bank on the last day of each month at the Current Pay Rate and with the unpaid portion of the accrued interest for each month being deferred as Deferred Interest until paid or forgiven as provided below; provided, however, that if the cost reduction is less than the Threshold Amount plus $100,000, then (A) the unpaid principal amount of the Credit Loans shall accrue interest for the period commencing as of January 1, 1997 until the Credit Loans shall be paid in full, unless adjusted as provided below, at the Existing Rate and (B) all Deferred Interest for the period from January 1, 1996 to December 31, 1996 shall be due and payable in full on the last day of the month in which determination by the Consultant was delivered to the Bank. During 1997 and 1998, the Borrower shall continue to pay accrued interest on the last day of each month at the Current Pay Rate, with any Deferred Interest from and after January 1, 1997 being paid or forgiven as provided below. In the event that the reduction in the operating costs and general and administrative expenses for 1997 as determined above is a least the Threshold Amount plus $200,000, then the amount of Deferred Interest for the period from January 1, 1997 until the Credit Loans shall be paid in full shall be forgiven and shall no longer be payable by the Borrower; provided, however, that if the cost reduction is less than the Threshold Amount plus $200,000, then (A) the unpaid principal amount of the Credit Loans shall accrue interest for the period commencing as of January 1, 1998 until the Credit Loans shall be paid in full at the Existing Rate, (B) all Deferred Interest from the period from January 1, 1997 to December 31, 1997 shall be due and payable in full on the last day of the month in which the determination by the Consultant was delivered to the Bank and (C) during 1998 the Borrower shall continue to pay accrued interest on the last day of each month at the Current Pay Rate, with any Deferred Interest from and after January 1, 1998 being payable in full on December 31, 1998."

         1.10. Subsection 2.9(b) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

         "(b) The Borrower and the Bank acknowledge and agree that as of the Tenth Amendment Closing Date the aggregate amount of accrued and unpaid interest on the Square Term Loan is $49,490.19 (the "Square Term Loan Prior Interest"), that $17,500.19 of the Square Term Loan Prior Interest has been paid by the Borrower to the Bank on the Tenth Amendment Closing Date and that the Borrower will pay to the Bank the unpaid portion the Square Term Loan Prior Interest on the dates and in the amounts as follows:

                Payment Date                   Amount
                ------------                   ------
                January 31, 1996               $10,663.00
                February 28, 1996              $10,663.00
                March 31, 1996                 $10,664.00

         Commencing on November 1, 1995, the unpaid principal amount of the Square Term Loan shall accrue interest for the period commencing on November 1, 1995 until the Square Term Loan shall be paid in full, unless adjusted as provided below, at a rate per annum equal to the Prime Rate plus two percent (2.0%) (the "Existing Rate"). On the last day of each month, commencing on November 30, 1995, the Borrower shall pay the Bank accrued interest on the unpaid principal amount of the Square Term Loan at a rate per annum equal to four (4.0%) (the "Current Pay Rate"), with the unpaid portion of the accrued interest for each month to be deferred (such portion of deferred and unpaid interest, the "Deferred Interest") until paid or forgiven as provided below.

                  In the event that the reduction in the cost of operations and general and administrative expenses of the Borrower for calendar 1995 from those for calendar 1994 as determined in Section 2.9(a) is at least the Threshold Amount, then (i) the amount of Deferred Interest for the period from November 1, 1995 to December 31, 1995 shall be forgiven and shall no longer be payable by the Borrower and (ii) the unpaid principal amount of the Square Term Loan shall accrue interest for the period commencing as of January 1, 1996 until the Square Term Loan shall be paid in full, unless adjusted as provided below, at a rate per annum equal to the Prime Rate (the "Reduction Rate"), with accrued interest payable by the Borrower to the Bank on the last day of each month at the Current Pay Rate and with the unpaid portion of the accrued interest for each month being deferred as Deferred Interest until paid or forgiven as provided below; provided, however, that if the amount of the cost reduction is less than the Threshold Amount, then (A) no adjustment to the Existing Rate shall occur and (B) all Deferred Interest for the period from November 1, 1995 to December 31,

         1995 shall be due and payable in full on the last day of the month in which the determination by the Consultant is delivered to the Bank. During 1996 the Borrower shall continue to pay accrued interest on the last day of each month at the Current Pay Rate, with any Deferred Interest from and after January 1, 1996 being paid or forgiven as provided below. In the event the reduction in the cost of operations and general and administrative expenses of the Borrower for calendar 1996 from those for calendar 1994 as determined in Section 2.9(a) is at least the Threshold Amount plus $100,000, then (i) the amount of Deferred Interest for the period from January 1, 1996 to December 31, 1996 shall be forgiven and shall no longer be payable by the Borrower and (ii) the unpaid principal amount of the Square Term Loan shall accrue interest for the period commencing as of January 1, 1997 until the Square Term Loan shall be paid in full, unless adjusted as provided below, at the Reduction Rate, with accrued interest payable by the Borrower to the Bank on the last day of each month at the Current Pay Rate and with the unpaid portion of the accrued interest for each month being deferred as Deferred Interest until paid or forgiven as provided below; provided, however, that if the amount of the cost reduction is less than the Threshold Amount plus $100,000, then (A) the unpaid principal amount of the Square Term Loan shall accrue interest for the period commencing as of January 1, 1997 until the Square Term Loan shall be paid in full, unless adjusted as provided below, at the Existing Rate and (B) all Deferred Interest for the period from January 1, 1996 to December 31, 1996 shall be due and payable in full on the last day of the month in which the determination by the Consultant is delivered to the Bank. During 1997 and 1998, the Borrower shall continue to pay accrued interest on the last day of each month at the Current Pay Rate, with any Deferred Interest from and after January 1, 1997 being paid or forgiven as provided below. In the event the reduction in the cost of operations and general and administrative expenses of the Borrower for calendar 1997 from those for calendar 1994 as determined in Section 2.9(a) is at least the Threshold Amount plus $200,000, then the amount of Deferred Interest for the period from January 1, 1997 to December 31, 1998 shall be forgiven and shall no longer be payable by the Borrower; provided, however, that if the amount of the cost reduction is less than the Threshold Amount plus $200,000, then (A) the unpaid principal amount of the Square Term Loan shall accrue interest for the period commencing as of January 1, 1998 until the Square Term Loan shall be paid in full at the Existing Rate,
         (B) all Deferred Interest for the period from January 1, 1997 to December 31, 1997 shall be due and payable in full on the last day of the month in which the determination by the Consultant is delivered to the Bank and (C) the Borrower shall continue to pay accrued interest on the last day of each month at the Current Pay Rate, with any Deferred Interest from and after January 1, 1998 being payable in full on December 31, 1998."

         1.11. Subsection 2.9(c) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(c) [Intentionally omitted]"

         1.12. Subsection 2.9(e) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(e) Except as provided in the next sentence, accrued interest on each Loan shall be payable (i) as provided in Subsections 2.9(a) and
         (b) hereof and (ii) upon the payment of each Loan (but only on the principal paid). Interest which is payable at the Post-Default Rate shall be payable on demand of the Bank."

         1.13. Subsection 2.10(a) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

                  "(a) The Credit Loans and the reimbursement obligations of the Borrower with respect to the Letters of Credit outstanding on the Tenth Amendment Closing Date shall be evidenced by a single promissory note of the Borrower (as amended, amended and restated, and supplemented from time to time, the "Credit Note") in substantially the form of Exhibit A to Amendment No. 10, payable to the order of the Bank in the principal amount of $12,783,452.70 and otherwise duly completed."

         1.14. Subsection 2.10(c) of the Credit Agreement is hereby amended by deleting such Subsection in its entirety and replacing it as follows:

                  "(c) The Square Term Loan shall be evidenced by a single promissory note of the Borrower (as amended, amended and restated, and supplemented from time to time, the "Square Term Note") in substantially the form of Exhibit B to Amendment No. 10, payable to the order of the Bank in a principal amount of $1,688,100.00 and otherwise duly completed."

         1.15. Section 6.9 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                  "Section 6.9  Financial Covenants.

                   Have or maintain with respect to the Borrower and its consolidated Subsidiaries (determined on a consolidated basis):

                   (a) Net Worth at all times during the periods set forth below in the amounts not less than the amount set forth below opposite each such period:

                  Period                       Minimum Net Worth
                  ------                       -----------------
                  10/1/95-12/31/95             $4,200,000
                  1/1/96-3/31/96               $4,000,000
                  4/1/96-6/30/96               $4,200,000
                  7/1/96-9/30/96               $4,100,000
                  10/1/96-12/31/96             $4,300,000
                  1/1/97-3/31/97               $4,100,000
                  4/1/97-6/30/97               $4,400,000
                  7/1/97-9/30/97               $4,200,000
                  10/1/97-12/31/97             $4,200,000
                  1/1/98-3/31/98               $4,500,000
                  4/1/98-12/31/98              $4,500,000

                  (b) A ratio of Total Liabilities to Net Worth at all times during the periods set forth below at not more than the ratio set forth below opposite each such period:

                Period                         Minimum Ratio
                ------                         -------------
                10/1/95-12/31/95               6.75 to 1
                1/1/96-3/31/96                 7.00  to 1
                4/1/96-6/30/96                 6.75  to 1
                7/1/96-9/30/96                 7.00  to 1
                10/1/96-12/31/96               6.50  to 1
                1/1/97-3/31/97                 6.75  to 1
                4/1/97-6/30/97                 6.50  to 1
                7/1/97-9/30/97                 6.75  to 1
                10/1/97-12/31/97               6.40  to 1
                1/1/98-3/31/98                 6.60  to 1
                4/1/98-12/31/98                6.30  to 1

                  (c) At the end of each fiscal quarter ending during the periods set forth below, the Operating Cash Flow Ratio for the immediately preceding four fiscal quarters at not less than the following:

         Minimum Operating Cash Flow Ratio:

                  Period                       Ratio
                  ------                       -----
                  10/1/95-12/31/95             1.00 to 1
                  1/1/96-3/31/96               1.00  to 1
                  4/1/96-6/30/96               1.00  to 1
                  7/1/96-9/30/96               1.00  to 1
                  10/1/96-12/31/96             1.00  to 1
                  1/1/97-3/31/97               1.00  to 1
                  4/1/97-6/30/97               1.00  to 1
                  7/1/97-9/30/97               1.00  to 1
                  10/1/97-12/31/97             1.00  to 1
                  1/1/98-3/31/98               1.00  to 1
                  4/1/98-12/31/98              1.00  to 1

          1.16. Article 6 of the Credit Agreement is hereby amended by adding a new Section 6.14 at the end thereof as follows:

                  "Section 6.14 New York Mortgage.

                  Pay to the Bank on or before June 30, 1996 all mortgage recording taxes which are payable upon the recording of the mortgage covering the property owned by 47th Street Parking Associates located at 131-135 East 47th Street, New York, New York (the "47th Street Mortgage"), and provide the Bank with a mortgagee's title insurance policy or policies, which shall be issued to the Bank in form and by a company or companies satisfactory to the Bank insuring that the 47th Street Mortgage constitutes a valid, direct first mortgage lien, in an aggregate principal amount of not less than $3,000,000 of the Loans upon the fee simple title of 47th Street Parking Associates, and execute and deliver, or cause to be executed and delivered, such other agreements, instruments and documents as the Bank may reasonably require to effect the purposes of the 47th Street Mortgage; provided, however, that if an Event of Default occurs on or prior to June 30, 1996, the Bank may record the 47th Street Mortgage and all of the foregoing costs and expenses (including, without limitation, mortgage recording tax and title insurance costs) shall be immediately due and payable by the Borrower."

          1.17. Section 7.1 of the Credit Agreement is hereby amended by adding a new subsection (f) at the end thereof as follows:

                  "(f) Indebtedness of the Borrower in an aggregate principal amount not to exceed $500,000 owing to Lowell Harwood and Sanford Harwood; provided that (i) such Indebtedness be evidenced by the promissory notes (the "Shareholder Notes") dated the Tenth Amendment Closing Date, copies of which have been delivered, and are in form and substance satisfactory, to the Bank pursuant to Amendment No. 10, (ii) such Indebtedness is subordinated to the Obligations pursuant to the subordination agreement (the "Subordination Agreement") dated as of the Tenth Amendment Closing Date and executed pursuant to Amendment No. 10."

          1.18. Section 7.11 of the Credit Agreement is hereby amended by adding at the end thereof the following:

                  "or modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate the Shareholder Notes or the Subordination Agreement"

          1.19. The Credit Agreement is hereby amended by attaching Exhibit 2.5(e) thereto in the form of Exhibit 2.5(e) to this Amendment No. 10.

                      ARTICLE 2 AMENDED AND RESTATED NOTES

         2.01. Simultaneously with the execution and delivery of this Amendment No. 10, the Borrower shall execute and deliver to the Bank a Fifth Amended and Restated Credit Note in the form of Exhibit A attached hereto in substitution for, and in fifth restatement of, the indebtedness evidenced by the Credit Note. Upon the execution of the Fifth Amended and Restated Credit Note and delivery thereof by the Borrower to the Bank, the Bank shall mark the existing Credit Note "Amended and Restated by Substitution of Amended and Restated Credit Note" and shall return it to the Borrower. All interest accrued and unpaid on the existing Credit Note through the date of execution and delivery of the Fifth Amended and Restated Credit Note shall be evidenced by and payable under the Fifth Amended and Restated Credit Note.

         2.02. Simultaneously with the execution and delivery of this Amendment No. 10, the Borrower shall execute and deliver to the Bank a First Amended and Restated Square Term Note in the form of Exhibit B attached hereto in restatement of, the indebtedness evidenced by the Square Term Note. Upon the execution of the First Amended and Restated Square Term Note and delivery thereof by the Borrower to the Bank, the Bank shall mark the existing Square Term Note "Amended and Restated by Substitution of Amended and Restated Square Term Note" and shall return it to the Borrower. All interest accrued and unpaid on the existing Square Term Note through the date of execution and delivery of the First Amended and Restated Square Term Note shall be evidenced by and payable under the First Amended and Restated Square Term Note.

                   ARTICLE 3 ACKNOWLEDGMENTS AND CONFIRMATIONS

          3.01. Each of the Borrower and 808 Corp. acknowledges and confirms that:

          (a) the Liens granted pursuant to the Security Documents secure, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Bank under this Amendment No. 10 and the Fifth Amended and Restated Credit Note and the First Amended and Restated Square Term Note (collectively, the "Restated Notes"), whether or not so stated in the Security Documents, and that the term "Obligations" or "Liabilities" as used in the Security Documents (or any other term used therein to refer to the Indebtedness, liabilities and obligations of the Borrower to the Bank) includes, without limitation, Indebtedness, liabilities and obligations to the Bank under the Credit Agreement, as amended by this Amendment No. 10, and the Restated Notes;

         (b) all references in the Credit Agreement, the Security Documents, the other Loan Documents and in any other agreements, instruments and documents executed and delivered pursuant to any of the foregoing to the "Credit

Agreement" and, in the case of the Credit Agreement to "this Agreement", shall be deemed to refer to the Credit Agreement, as amended hereby; and

         (c) all references in the Credit Agreement, the Security Documents, the other Loan Documents and in any other agreement, instrument or document executed and delivered pursuant to any of the foregoing to the "Notes" shall be deemed to refer to the Restated Notes.

                    ARTICLE 4 REPRESENTATIONS AND WARRANTIES

          4.01. The Borrower and 808 Corp. each represents and warrants to the Bank that:

          (a) each of the representations and warranties set forth in Article 3 of the Credit Agreement is true in all respects as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety, except for changes in the ordinary course of business, which are not, either singly or in the aggregate, materially adverse to the business or financial condition of the Borrower and its Subsidiaries taken as a whole;

          (b) it has the power and authority to execute, deliver and perform this Amendment No. 10, the Restated Notes and the other documents and instruments executed pursuant hereto (collectively, the "Amendment Documents");

          (c) it has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Amendment Documents; and

          (d) the Amendment Documents constitute the valid and legally binding obligations of the Borrower and 808 Corp. to the extent a party thereto, each enforceable in accordance with their respective terms.

                              ARTICLE 5 CONDITIONS

          5.01. The effectiveness of the amendments contained in Article 1 of this Amendment No. 10 shall be subject to the satisfaction of the following conditions:

          (a) The Bank shall have received: (i) the duly executed and delivered Restated Notes, (ii) a legal opinion from counsel to the Borrower, 808 Corp. and the Subsidiary Guaranters in form and substance satisfactory to the Bank, (iii) a Subordination Agreement in the form of Exhibit C attached hereto duly executed and delivered by all parties thereto, (iv) copies of promissory notes executed by and delivered by the Borrower in favor of Lowell Harwood and Sanford Harwood in form and substance satisfactory to the Bank, (v) mortgage modifications duly executed and delivered by the Borrower and the Subsidiaries of the Borrower with respect to each existing mortgage which secures the Obligations and title insurance endorsements with respect thereto as requested by the Bank, all in form and substance satisfactory to the Bank, and (vi) a duly executed mortgage in form and substance satisfactory to the Bank with respect to the property owned by 47th Street Parking Associates and located at 131-135 East 47th Street, New York, New York;

          (b) The Borrower shall have paid to the Bank past due interest in the amount of $209,400.98; and

          (c) The Borrower shall have paid to the Bank all legal fees and disbursements incurred by the Bank in connection with the preparation, negotiation and execution of this Amendment No. 10 and any documents, instruments and agreements required hereby.

                       ARTICLE 6 MISCELLANEOUS; NO WAIVER

          6.01. The provisions of Article 10 of the Credit Agreement shall govern this Amendment No. 10 with respect to the subject matter set forth therein. THIS AMENDMENT NO. 10, THE RESTATED NOTES, THE SECURITY DOCUMENTS, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS ACKNOWLEDGED, AMENDED AND CONFIRMED HEREBY, AND ALL OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          6.02. Whether or not the transactions contemplated by this Amendment No. 10 are consummated, the Borrower will pay all fees and out-of-pocket expenses of the Bank incurred in connection with such transactions, including all reasonable fees and disbursements of legal counsel to the Bank.

          6.03. Except as specifically amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          6.04. This Amendment No. 10 may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.

          IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 10 on the date first above written.



                                NATWEST BANK N.A.

                                By:___________________________

                                Title:________________________



                                SQUARE INDUSTRIES, INC.

                                By:___________________________

                                Title:________________________



                                808 SQUARE CORP.

                                By:___________________________

                                Title:________________________

          The undersigned Subsidiary Guarantors of all or a portion of the obligation under, arising out of, or relating to the Credit Agreement and the other Loan Documents, including without limitation, the Notes, hereby consent to the execution and delivery of this Amendment No. 10 and confirm and agree that our respective Guarantees shall remain in full force and effect and shall not be released or otherwise modified.

Dated:  October 31, 1995

                                       306 West 44 Corp.
                                       Park/Fly, Inc.
                                       47th Street Parking, Inc.
                                       Square Philadelphia Corp.
                                       Square Juniper Corp.
                                       810 Square Corp.
                                       6&30 Garage Corp.
                                       Square Brighton Corp., Inc.
                                       Second Avenue Commercial, Inc.
                                       Square 43rd Corp.
                                       Public Square Parking Corp.
                                       Leslie Craig Corp.
                                       643 Broad Street Corp.
                                       808 Square Corp.
                                       Gailgal Holding Corp.
                                       Reboy Development Corp.
                                       Marbern Industries, Inc.
                                       S.P. Parking, Inc.

                                       Square Plus Operating of New Jersey, Inc.
                                       Elzab Development Corp.
                                       Square Plus Operating Corp.
                                       Square 30th St. Corp.
                                       400 Square Garage Corp.
                                       161 St. Parking Corp.
                                       112 W. 25th St. Square Corp.
                                       12th & Sansom Parking Corp.

                                 [signatures continue on following page]

                                 [signatures continued from previous page]

                                        Square Fulton Corp.
                                        Square Liberty Corp.
                                        714 Smithfield Corp.
                                        Pennsylvania Square Corp.
                                        Square Alpha Corp.
                                        Square Cadman Corp.
                                        Broad Newark Corporation
                                        125 Halsey Corp.
                                        Broad Newark Urban Renewal Corporation


                         By:___________________________

                         Title:_________________________



                         47th Street Parking Associates
                         By: 47th Street Parking, Inc.,
                                  General Partner

                         By:___________________________

                         Title:_________________________

          The undersigned hereby consent to the execution and delivery of this Amendment No. 10 and confirm and agree that our respective Pledge Agreements shall remain in full force and effect as modified hereby.

Dated:  October 31, 1995

                                  SQUARE INDUSTRIES, INC.

                                  By:___________________________

                                  Title:_________________________



                                  SQUARE PLUS OPERATING CORP.

                                  By:___________________________

                                  Title:_________________________



                                  SQUARE PLUS OPERATING OF
                                  NEW JERSEY, INC.

                                  By:___________________________

                                  Title:_________________________

                                 EXHIBIT 2.5(e)

                              Financial Projections

                                                                    Exhibit A to
                                                                Amendment No. 10

                                  FIFTH AMENDED
                                       AND
                              RESTATED CREDIT NOTE

$12,783,452.70                                            As of October 31, 1995
                                                              New York, New York

          FOR VALUE RECEIVED, SQUARE INDUSTRIES, INC., a New York corporation (the "Borrower"), hereby promises to pay to the order of NATWEST BANK N.A. (the "Bank") on such dates as provided in the Credit Agreement referred to below at the Applicable Lending Office of the Bank, the principal sum of Twelve Million Seven Hundred Eighty-Three Thousand Four Hundred Fifty-Two Dollars and Seventy Cents ($12,783,452.70) (or such lesser amount as shall equal the aggregate principal amount of the Credit Loans and reimbursement obligations with respect to Letters of Credit outstanding from time to time made by the Bank under the Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, and to pay interest thereon in like money and funds, for the period commencing on the date of such Credit Loan or reimbursement obligations until such Credit Loan or reimbursement obligations is paid in full, at the rates per annum and on the dates hereinafter provided.

          This Note is the Credit Note referred to in the Credit Agreement, dated July 5, 1988 (as amended from time to time the "Credit Agreement"), between the Borrower, 808 Square Corp. and the Bank and evidences Credit Loans made by the Bank thereunder. This Note is entitled to certain security as further described in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

          This Note shall bear interest from the date of each Credit Loan made by the Bank until such Credit Loan shall be paid in full, at a rate per annum (computed on the basis of a year of 360 days and actual days elapsed, including the first day but excluding the last in the period for which payable) as provided in the Credit Agreement. Notwithstanding the foregoing, the Borrower shall pay interest on the unpaid principal balance of any Credit Loan and any unpaid reimbursement obligation with respect to any Letter of Credit, and on any interest payable hereunder (to the extent permitted by law) which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the payment in full at the applicable Post-Default Rate. Except as provided in the next sentence, accrued interest on the principal amount of this Note shall be payable as provided in the Credit Agreement. Interest payable at the Post-Default Rate shall be payable on demand of the Bank.

          Anything in this Note or the Credit Agreement to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting the rates of interest which may be changed or collected by the Bank. Any such payments of interest which are not made as a result of the limitations referred to in the preceding sentence shall be made by the Borrower on the earliest Payment Date or Dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting the rates of interest which may be charged or collected by the Bank. Such deferred interest shall not bear interest.

          The Borrower hereby expressly authorizes the Bank, at the option of the Bank, to record on the schedule annexed to this Note (or on a supplemental schedule thereto) the principal amount and date of each Credit Loan made by the Bank under the Credit Agreement and the amount of each payment and prepayment of principal of each such Credit Loan received by the Bank, provided however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Credit Agreement in respect of such Credit Loans. The amount of each Credit Loan made by the Bank under the Credit Agreement and the amount of each payment and prepayment of principal of each such Credit Loan received by the Bank shall be determined by the notations on the schedule annexed to this Note or by the ledgers and records maintained by the Bank.

          Upon the occurrence and continuance of an Event of Default, the entire unpaid balance of the principal hereof an accrued interest hereon shall immediately become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          This Note has been executed and delivered in New York, New York and shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                           SQUARE INDUSTRIES, INC.

                                           By:__________________________

                                           Title:_________________________

                     SCHEDULE TO FIFTH AMENDED AND RESTATED
                   CREDIT NOTE MADE BY SQUARE INDUSTRIES, INC.
                           AND PAYABLE TO THE ORDER OF
                                NATWEST BANK N.A.

Date
of                Principal           Date of          Principal
Notation           Amount             Principal        Amount Paid         Balance
Loan               of Loan            Payment          or Prepaid          Outstanding         Made By
----               -------            -------          ----------          -----------         -------








                                                                    Exhibit B to
                                                                Amendment No. 10

                                  FIRST AMENDED
                                       AND
                            RESTATED SQUARE TERM NOTE

$1,688,100.00                                             As of October 31, 1995
                                                              New York, New York

          FOR VALUE RECEIVED, SQUARE INDUSTRIES, INC., a New York corporation (the "Borrower"), hereby promises to pay to the order of NATWEST BANK N.A. (the "Bank") on such dates as provided in the Credit Agreement referred to below at the Applicable Lending Office of the Bank, the principal sum of One Million Six Hundred Eighty- Eight Thousand One Hundred Dollars ($1,688,100.00), in lawful money of the United States of America and in immediately available funds, and to pay interest thereon in like money and funds, for the period commencing on the date of such Square Term Loan until such Square Term Loan is paid in full, at the rates per annum and on the dates hereinafter provided.

          This Note is the Square Term Note referred to in the Credit Agreement, dated July 5, 1988 (as amended from time to time the "Credit Agreement"), between the Borrower, 808 Square Corp. and the Bank and evidences Square Term Loans made by the Bank thereunder. This Note is entitled to certain security as further described in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

          This Note shall bear interest from the date hereof until such Square Term Loan shall be paid in full, at a rate per annum (computed on the basis of a year of 360 days and actual days elapsed, including the first day but excluding the last in the period for which payable) as provided in the Credit Agreement. Notwithstanding the foregoing, the Borrower shall pay interest on the unpaid principal balance of the Square Term Loan and on any interest payable hereunder (to the extent permitted by law) which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof until the payment in full at the applicable Post-Default Rate. Except as provided in the next sentence, accrued interest on the principal amount of this Note shall be payable as provided in the Credit Agreement. Interest payable at the Post-Default Rate shall be payable on demand of the Bank.

          Anything in this Note or the Credit Agreement to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Bank to the extent that the Bank's receipt thereof would not be permissible under the law or laws applicable to the Bank limiting the rates of interest which may be changed or collected by the Bank. Any such payments of interest which are not made as a result of the limitations referred to in the preceding sentence shall be made by the Borrower on the earliest Payment Date or Dates on which the receipt thereof would be permissible under the laws applicable to the Bank limiting the rates of interest which may be charged or collected by the Bank. Such deferred interest shall not bear interest.

          The Borrower hereby expressly authorizes the Bank, at the option of the Bank, to record on the schedule annexed to this Note (or on a supplemental schedule thereto) the amount of each payment and prepayment of principal of the Square Term Loan received by the Bank, provided however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Credit Agreement in respect of the Square Term Loan. The amount of the Square Term Loan made by the Bank under the Credit Agreement and the amount of each payment of principal of the Square Term Loan received by the Bank shall be determined by the notations on the schedule annexed to this Note or by the ledgers and records maintained by the Bank.

          Upon the occurrence and continuance of an Event of Default, the entire unpaid balance of the principal hereof an accrued interest hereon shall immediately become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          This Note has been executed and delivered in New York, New York and shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                        SQUARE INDUSTRIES, INC.

                                        By:__________________________

                                        Title:_________________________

                     SCHEDULE TO FIRST AMENDED AND RESTATED
                SQUARE TERM NOTE MADE BY SQUARE INDUSTRIES, INC.
                           AND PAYABLE TO THE ORDER OF
                                NATWEST BANK N.A.


Date
of                Principal           Date of          Principal
Notation           Amount             Principal        Amount Paid         Balance
Loan               of Loan            Payment          or Prepaid          Outstanding        Made By
----               -------            -------          ----------          -----------        -------






                                                                    Exhibit C to
                                                                Amendment No. 10

                             SUBORDINATION AGREEMENT

          THIS SUBORDINATION AGREEMENT (this "Agreement") is made as of October 31, 1995 by and among Square Industries, Inc., a New York corporation (the "Borrower"), 808 Square Corp., a New York corporation ("808 Corp."), NatWest Bank N.A. (the "Bank") and Lowell Harwood and Sanford Harwood (collectively, the "Creditors").

                                    RECITALS:

          WHEREAS, the Borrower, 808 Corp. and the Bank are parties to that certain Credit Agreement dated as of July 5, 1998, as amended (the "Credit Agreement") pursuant to which the Bank has made certain financial accommodations to the Borrower and 808 Corp. on the terms and conditions set forth therein;

          WHEREAS, as a condition to entering into Amendment No. 10 to Credit Agreement dated as of the date hereof, the Bank has required that the Creditors enter into this Agreement; and

          WHEREAS, the Creditors are entering into this Agreement to induce the Bank to enter into Amendment No. 10 to Credit Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it by the Senior Credit Agreement. When used herein, the following terms shall have the meanings indicated:

                  "Post-Petition Interest" shall mean interest accruing in respect of Senior Indebtedness after the commencement of any bankruptcy, insolvency, receivership or similar proceedings by or against the Borrower at the rate applicable to such Senior Indebtedness pursuant to the Senior Credit Agreement, whether or not such interest is allowed as a claim enforceable against the Borrower in any such proceeding and any other interest that would have accrued but for the commencement of such proceedings.

                  "Senior Credit Agreement" means the Credit Agreement, as from time to time amended, supplemented restated, modified, refunded, refinanced or replaced.

                  "Senior Indebtedness" shall mean the Obligations and all indebtedness, obligations and liabilities of every kind and nature now existing or hereafter arising, of the Borrower and/or 808 Corp. under, in connection with, or evidenced by, the Senior Credit Agreement and the other Loan Documents, including, without limitation, all principal, premium (if any), interest (including Post-Petition Interest), fees, costs, expenses, indemnities and liabilities provided for therein, and any renewals, extensions, modifications and refundings of any of the foregoing; provided, however, that the aggregate amount of Senior Indebtedness for purposes of this Agreement shall not exceed $16,000,000.

                  "Subordinated Indebtedness" means all principal, interest, fees and all other amounts from time to time owing by the Borrower to one or more of the Creditors pursuant to the promissory notes dated as of the date hereof and executed by the Borrower in favor of the Creditors, and any renewals, extensions, modifications and refundings of any of the foregoing (the "Subordinated Notes"). Subordinated Indebtedness shall also include any and all principal, interest, fees and all other amounts owing with respect to any loans advanced by one or more of the Creditors to the Borrower or any of its subsidiaries after the date hereof without the prior written consent of the Bank and for which a separate subordination agreement in the form of this Agreement has not been executed and delivered by the Creditors and the Borrower.

References to a "holder of Subordinated Indebtedness" shall be deemed references to the Creditors and any assignee or successor of any of them with respect to Subordinated Indebtedness.

          2. Subordination Provisions.

                           (a) Subordination. The Borrower, for itself and its successors, covenants and agrees, and each holder of the Subordinated Indebtedness by such holder's execution hereof or acceptance of any Subordinated Indebtedness, likewise covenants and agrees, that the payment of the Subordinated Indebtedness is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full in cash of all Senior Indebtedness. For all purposes hereof, a payment or distribution on account of the Subordinated Indebtedness may consist of cash, property or securities, by set-off or otherwise, and a payment or distribution on account of the Subordinated Indebtedness shall include, without limitation, any redemption, purchase or other acquisition of the Subordinated Indebtedness.

                           (b) Distribution on Dissolution, Liquidation and Reorganization. Upon any distribution of assets of the Borrower, upon any foreclosure, dissolution, winding up or liquidation of the Borrower, whether voluntary or involuntary, or upon any reorganization, readjustment, arrangement or similar proceeding relating to the Borrower, or any of its property, and whether in bankruptcy, insolvency or receivership proceedings or otherwise:

                                    (i) the holders of all Senior Indebtedness
                           shall be entitled to receive payment in full in cash of the Senior Indebtedness before the holder or holders of the Subordinated Indebtedness are entitled to receive any payment with respect to the Subordinated Indebtedness; and

                                    (ii) any payment or distribution of assets
                           of the Borrower of any kind or character, whether in cash, property or securities, to which the holder or holders of the Subordinated Indebtedness would be entitled except for the provisions hereof shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness (or to the agent for such holders) to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                           If any holder of Subordinated Indebtedness does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to thirty (30) days before the expiration of the time to file such claim in such proceeding, then the holder of any such Senior Indebtedness is hereby irrevocably appointed the agent and attorney-in-fact (in its own name or in the name of any holder of any Subordinated Indebtedness or otherwise), but shall have no obligation, to execute, verify, deliver and file any such proofs of claim, consents, assignments or other instruments for or on behalf of such holder. Each holder of the Subordinated Indebtedness agrees that while it shall retain the right to vote its claim and otherwise act in any bankruptcy, insolvency or similar proceedings related to the Borrower (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), such holder will not take any acts or vote in any way so as to contest the enforceability of the subordination provisions set forth herein.

                           (c) Default Under Senior Indebtedness. No payment or distribution of any kind or character shall be made by the Borrower on account of the Subordinated Indebtedness if, at the time of such payment or distribution, there shall exist a default in the payment of the principal of, premium, if any, or interest on, or any other amount owing with respect to Senior Indebtedness or a Default or Event of Default has occurred and is continuing. The Borrower may resume payments in respect of the Subordinated Indebtedness (including any missed payments) when such Default or Event of Default shall have been cured or waived in writing by the applicable entity in accordance with the terms of the Senior Credit Agreement, or all of the Senior Indebtedness shall have been paid in full in cash.

                           (d) Payment Remittance. In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Borrower, or any payment by or on behalf of, of any kind or character, whether in cash, property or securities, prohibited by any of the foregoing paragraphs 2(b) or 2(c) shall be paid to or received by any holder of Subordinated Indebtedness, then and in such event such payment or distribution shall be held in trust for the benefit of the holders of Senior Indebtedness and paid over and delivered forthwith to the holders of Senior Indebtedness (or to the agent for such holders), for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in cash.

                           (e) Subrogation. If any amount payable in respect of the Subordinated Indebtedness is paid over to the holders of Senior Indebtedness, then subject to the payment in full in cash of all Senior Indebtedness, the holder or holders of the Subordinated Indebtedness shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Borrower applicable to Senior Indebtedness until the principal of and interest on the Subordinated Indebtedness shall be paid in full in cash and, for the purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of cash, property or securities otherwise distributable to the holder or holders of the Subordinated Indebtedness shall, as between the Borrower, its creditors other than the holders of Senior Indebtedness, and the holder or holders of the Subordinated Indebtedness, be deemed to be a payment by the Borrower to or on account of Senior Indebtedness.

                           (f) Standstill. During any period in which a payment or distribution of assets of the Borrower is prohibited by paragraph 2(b) or 2(c) above, no holder of any Subordinated Indebtedness shall take any action to accelerate, collect or otherwise exercise any right or remedy in respect of such Subordinated Indebtedness other than the filing of such documents as may be necessary to preserve the rights of such holder relative to such Subordinated Indebtedness in any proceeding referenced in paragraph 2(b) above.

                           (g) Payments Permitted. Nothing contained herein shall affect the obligation of the Borrower to make, or prevent the Borrower from making, at any time except as provided in paragraph 2(b) or 2(c) above, payments of principal of or interest on the Subordinated Indebtedness, in each case as required by the terms of the Subordinated Notes as in effect on the date hereof and subject also to such limitations as to the amount, timing or source of any such payments imposed by the Senior Credit Agreement.

                           (h) Reliance re Identification of Persons. Upon any distribution of assets of the Borrower or payments by or on behalf of the Borrower referred to herein, the holders of the Subordinated Indebtedness shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in paragraph 2(a) hereof are pending and upon a certificate of the debtor in possession, bankruptcy trustee, liquidating trustee or agent or other Person making any distribution to the holders of the

         Subordinated Indebtedness for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Borrower, the amount thereof or payable thereon, and all other facts pertinent thereto.

                           (i) Waiver and Consent. Each holder of the Subordinated Indebtedness waives any and all notice of the acceptance of these provisions or of the creation, renewal, extension or accrual, now or at any time in the future, of any Senior Indebtedness or of the reliance of the holders of the Senior Indebtedness on these provisions. Each holder of the Subordinated Indebtedness acknowledges and agrees that (i) the subordination provisions set forth herein shall be specifically enforceable against such Persons by the holders of the Senior Indebtedness, and (ii) without notice to or further assent by it, the Senior Indebtedness may from time to time, in whole or in part, be renewed, extended, increased, refunded or released by the holders thereof, as they may deem advisable, the credit agreements and any other instruments or documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated.

                           (j) Subordination Unaffected by Certain Events. The rights set forth herein of the holders of the Senior Indebtedness as against each holder of the Subordinated Indebtedness shall remain in full force and effect without regard to, and shall not be impaired or affected by:

                           (i) any act or failure to act on the part of the Borrower or 808 Corp.;

                           (ii) any extension or indulgence in respect of any payment or prepayment of the Senior Indebtedness or any part thereof or in respect of any other amount payable to any holder of the Senior Indebtedness; or

                           (iii) any amendment, modification or waiver of, or addition or supplement to, or deletion for, or compromise, release, consent or other action in respect of, any of the terms of any Senior Indebtedness or any other agreement which may be made relating to any Senior Indebtedness; or

                           (iv) any exercise or nonexercise by any holder of Senior Indebtedness of any right, power, privilege or remedy under or in respect of such Senior Indebtedness or the Subordinated Indebtedness or any waiver of any such right, power, privilege or remedy or any default in respect of such Senior Indebtedness or the Subordinated Indebtedness, or any receipt by any holder of Senior Indebtedness of any security, or any failure by such holder to perfect a security interest in, or any exchange, sale, release or surrender by such holder of, any security for the payment of such Senior Indebtedness; or

                           (v) any merger or consolidation of the Borrower or any of its Subsidiaries into or with any of its Subsidiaries or into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Borrower or any of its Subsidiaries to any other Person; or

                           (vi) the absence of any notice to, or knowledge by,
                  any holder of the Subordinated Indebtedness of the existence or occurrence of any of the matters or events set forth in the foregoing clauses (i) through (v).

                           (k) Reinstatement of Subordination. The obligations of each holder of the Subordinated Indebtedness under the subordination provisions set forth herein shall continue to be effective, or be reinstated, as the case may be, as to any payment in respect of any Senior Indebtedness that is rescinded or must otherwise be returned by the holder of such Senior Indebtedness upon the occurrence or as a result of any proceeding, all as though such payment had not been made.

                           (l) Legend. The Creditors shall cause each document or instrument creating or evidencing Subordinated Indebtedness to bear the following legend:

                           "The obligations of the Borrower hereunder are
                  subordinated to certain Senior Indebtedness to the extent and on the terms set forth in that certain Subordination Agreement dated as of October 31, 1995 by and among Square Industries, Inc., 808 Square Corp., NatWest Bank N.A., Lowell Harwood and Sanford Harwood, as such agreement is from time to time amended."

         3. Amendment of Documents. Prior to the payment in full in cash of the Senior Indebtedness and notwithstanding anything to the contrary in the Subordinated Notes, the Borrower and the Creditors shall not amend, modify or supplement the Subordinated Notes in violation of Section 7.11 of the Credit Agreement or of any successor provision in any Senior Credit Agreement.

         4. Sale or Transfer. In the event of any proposed sale, assignment, disposition or other transfer of all or any portion of the Subordinated Indebtedness, the holder thereof, prior to the consummation of any such action, shall cause the transferee thereof to execute and deliver to the holders of Senior Indebtedness (or the agent for such holders) an agreement substantially identical to this Agreement, providing for the continued subordination, to the extent set forth herein, of the portion of the Subordinated Indebtedness so transferred to the Senior Indebtedness, as provided herein and for the continued effectiveness of all of the rights of the holders of the Senior Indebtedness with respect to such transferred Subordinated Indebtedness. Notwithstanding the failure to execute and/or deliver any such agreement, the subordination of the Subordinated Indebtedness to the Senior Indebtedness effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Subordinated Indebtedness.

          5. Miscellaneous. (a) Subject to paragraph 2(h) above, the provisions of this Agreement are solely for the purpose of defining the relative rights of the holders of Subordinated Indebtedness and Creditors on the one hand and the holders of Senior Indebtedness on the other, and shall not be deemed to create any rights or priorities in any other Person, including without limitation, the Borrower.

             (b) This Agreement may be amended only by a written instrument signed by the Bank and the Creditors. No waiver of any term or provision of this Agreement shall be effective unless it is in writing and signed by the party against whom such waiver is sought to be enforced. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be signed in one or more counterparts which, when taken together, shall constitute one and the same document.

             (c) Any notices provided for hereunder shall be given in accordance with Section 9.9 of the Credit Agreement, and, in the case of the Creditors, shall be addressed to such Creditors in care of the Borrower in accordance with
Section 9.9 of the Credit Agreement.

             (d) If any provision of this Agreement shall be prohibited by or be invalid under applicable law, such provision shall be deemed ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

             (e) The paragraph headings used in this Agreement are for convenience only and shall not effect the interpretation of any of the provisions hereof.

             (f) THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                SQUARE INDUSTRIES, INC.

                                By: ________________________

                                Title: _____________________


                                808 SQUARE CORP.

                                By: ________________________

                                Title: _____________________


                                NATWEST BANK N.A.

                                By: ________________________

                                Title: _____________________


                                ----------------------------
                                         LOWELL HARWOOD


                                ----------------------------
                                         SANFORD HARWOOD